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                                                PROSPECTUS SUPPLEMENT

                                                May 27, 2005


SUPPLEMENT DATED MAY 27, 2005 TO THE PROSPECTUS DATED APRIL 29, 2005 OF:

EUROPEAN REAL ESTATE PORTFOLIO


MORGAN STANLEY INSTITUTIONAL FUND, INC.

On April 28, 2005, the Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a proposal to change the investment objective of the European Real Estate Portfolio (the "Portfolio") to permit it greater flexibility to invest in non-European markets. If this proposal is approved by shareholders, the Portfolio intends to change its investment strategy from one of investing, under normal circumstances, at least 80% of the Portfolio's assets in equity securities of companies in the European real estate industry to one of investing, under normal circumstances, at least 80% of the Portfolio's assets in equity securities of real estate companies throughout the world (excluding those located in North America). In connection therewith, the Board of Directors approved changing the name of the Portfolio, subject to shareholder approval of the above-mentioned proposal, to the International Real Estate Portfolio. The proposal is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders to be held on or about August 18, 2005. A proxy statement formally detailing the proposal will be distributed to Portfolio shareholders of record on the record date.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.